  EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Event Cardio Group Inc. (the "Registrant") on Form 10-Q for the quarterly period ended February 29, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Bentivoglio, Chief Executive Officer and acting Chief Financial Officer (Principal Executive Officer and Principal Accounting Officer) of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report, to which this certification is attached as Exhibit 32.1, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

Date: April 14, 2016

/s/John Bentivoglio

Chief Executive Officer

Acting Chief Financial Officer

(Principal Executive Officer and Principal Accounting Officer)